SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 1, 2003

                         Date of earliest event reported

                             ULTRASTRIP SYSTEMS INC.


             (Exact name of registrant as specified in its charter)



        Florida                         000-25663               65-0841549
(State or other jurisdiction           (Commission            (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                   3515 S.E. Lionel Terrace, Stuart, FL 34997
          (Address of principal executive offices, including zip code)

                                 (772) 287-4846
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous Independent Accountants

         (i) On November 14, 2003, the Registrant was advised by its certifying accountant for the fiscal years ended December 31, 2002 and December 31, 2001, BDO Seidman, LLP ("BDO), that they were resigning as the certifying accountant. The Registrant's audit committee is presently preparing to interview other accounting firms to audit its financial statements for the fiscal year ended December 31, 2003.

         (ii) The accountants' reports on the financial statements of the Registrant for the fiscal years ended December 31, 2002 and 2001 contained within the Registrant's Form 10-KSB, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles for either of the past two years, except that for both of the last two fiscal years, the reports of BDO did contain an explanatory paragraph in which BDO expressed substantial doubt as to the Registrant's ability to continue as a going concern.

         (iii) BDO made the decision to resign and the Registrant's audit committee and Board of Directors did not participate in their decision.

         (iv) During the period of BDO's engagement, and during the subsequent interim period, there were no disagreements between the Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in connection with their report to the subject matter of the disagreements.

         (v) During the period of BDO's engagement and through November 14, 2003, BDO issued two management letters to the Registrant advising the Registrant that it noted several matters involving internal control that it considered to be material weaknesses, including the lack of a member in the Registrant's accounting department with professional certification in accounting experience and background, the need for a staff person who is capable of maintaining internal accounting controls and preparing the Registrant's financial statements, and the lack of written policies to set forth accounting policies, internal controls and safeguarding of corporate assets. In connection with the issuance of the management letter BDO reviewed the findings with both the audit committee of the Board of Directors and with the CEO. The company will authorize BDO to review the findings with the new certifying accountant if so requested by that new accountant.

         (vi) The Registrant has requested that BDO provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Such letter is attached as Exhibit 16.1.

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


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.



         (a)      Financial Statement - Not Applicable

         (b)      Pro-forma Financial Information - Not Applicable

         (c)      Exhibit

                  Exhibit 16.1 Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated 12/01/03
                  -----------------




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ULTRASTRIP SYSTEMS INC.





                             By: /s/ Stephen R. Johnson
                                 ----------------------
                                 Stephen R.Johnson, President and
                                 Chief Executive Officer



Dated: December 1, 2003

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